Registration No. 333-
    ========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                                  38-0549190
(State or other jurisdiction of           (I.R.S. Employee Identification No.)
 incorporation or organization)


                                The American Road
                         Dearborn, Michigan 48121-1899
                    (Address of principal executive offices)
                                   (Zip Code)


                          1990 Long-Term Incentive Plan
                            (Full Title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE


        Title of                                          Proposed              Proposed maximum
    securities to be            Amount to be           maximum offering       aggregate offering          Amount of
       registered               registered*          price per share**               price**           registration fee
------------------------- ------------------------ ----------------------- ------------------------ ------------------------

Common Stock,                    1,257,000
$1.00 par value                   shares                  $52.65625              $66,188,906.25            $19,525.73
------------------------- ------------------------ ----------------------- ------------------------ ------------------------

     *The number of shares being registered represents shares of Common Stock issued or to be issued as awards to participants under the 1990 Long-Term Incentive Plan.

     **Based on the market price of Common Stock of the Company on February 11, 1998 in accordance with Rule 457(c) under the Securities Act of 1933.

                          1990 Long-Term Incentive Plan
                             _______________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 33-55847, 33-54348 and 33-39402 are incorporated herein by reference.


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

              (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

              (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

              (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933.

     All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 8. Exhibits.


Exhibit 4.A     -    Ford Motor Company 1990 Long-Term Incentive Plan.  Filed
                     as Exhibit 4(A) to Registration Statement No. 33-39402 and incorporated herein by reference.

Exhibit 4.B     -    Amendment to 1990 Long-Term Incentive Plan (effective as
                     of October 1, 1990). Filed as Exhibit 10-P-1 to Ford's
                     Annual Report on Form 10-K for the year ended December 31,
                     1991 and incorporated herein by reference.

Exhibit 4.C     -    Amendment to 1990 Long-Term Incentive Plan (effective as
                     of March 8, 1995).  Filed as Exhibit 10. 2 to Ford's
                     Quarterly Report on Form 10-Q for the quarter ended March
                     31, 1995 and incorporated herein by reference.

Exhibit 5       -    Opinion of Peter Sherry, Jr., an Assistant Secretary and
                     Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder.
                     Filed with this Registration Statement.

Exhibit 15      -    Letter from Independent Certified Public Accountants
                     regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23      -    Consent of Independent Certified Public Accountants.
                     Filed with this Registration Statement.

Exhibit 24.A    -    Powers of Attorney authorizing signature.  Filed as
                     Exhibit 24.A to Registration Statement No. 333-27993 and incorporated herein by reference.

Exhibit 24.B    -    Certified resolutions of Board of Directors authorizing
                     signature pursuant to a power of attorney.  Filed as
                     Exhibit 24.B to Registration Statement No. 333-27993 and incorporated herein by reference.

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 13th day of February, 1998.


                                         FORD MOTOR COMPANY

                                         By:  Alex Trotman*
                                            -----------------------
                                             (Alex Trotman)
                                             Chairman of the Board of Directors


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


   Signature                           Title                        Date
   ---------                           -----                        ----
                            Director and Chairman of the
                            Board of Directors, President
                            and Chief Executive Officer
Alex Trotman*               (principal executive officer)      February 13, 1998
------------------------
(Alex Trotman)



Michael D. Dingman*         Director                           February 13, 1998
------------------------
(Michael D. Dingman)



                            Director, Vice President-Ford
                            and President and Chief            February 13, 1998
                            Operating Officer,
Edsel B. Ford II*           Ford Motor Credit Company
-------------------------
(Edsel B. Ford II)



William Clay Ford*          Director                           February 13, 1998
-------------------------
(William Clay Ford)


                            Director and Chairman
William Clay Ford, Jr.*     of the Finance Committee           February 13, 1998
-------------------------
(William Clay Ford, Jr.)

                                        -5-


     Signature                         Title                        Date
     ---------                         -----                        ----

Irvine O. Hockaday, Jr.*    Director                           February 13, 1998
-------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*         Director                           February 13, 1998
------------------------
(Marie-Josee Kravis)


Ellen R. Marram*            Director                           February 13, 1998
------------------------
(Ellen R. Marram)


Homer A. Neal*              Director                           February 13, 1998
------------------------
(Homer A. Neal)


Carl E. Reichardt*          Director                           February 13, 1998
------------------------
(Carl E. Reichardt)


John L. Thornton*           Director                           February 13, 1998
------------------------
(John L. Thornton)


                            Executive Vice President
                            and Chief Financial Officer
John M. Devine*             (principal financial officer)      February 13, 1998
------------------------
(John M. Devine)


                             Corporate Controller
William J. Cosgrove*         (principal accounting officer)    February 13, 1998
------------------------
(William J. Cosgrove)




*By:/s/K.S. Lamping
    --------------------
     (K. S. Lamping,
     Attorney-in-Fact)



                                  EXHIBIT INDEX

                                                                                        Sequential Page
                                                                                        at which Found
                                                                                        (or Incorporated
                                                                                         by Reference)

Exhibit 4.A    -   Ford Motor Company 1990 Long-Term Incentive Plan.  Filed as
                   Exhibit 4(A) to Registration Statement No. 33-39402 and
                   incorporated herein by reference.

Exhibit 4.B    -   Amendment to 1990 Long-Term Incentive Plan (effective as of
                   October 1, 1990).  Filed as Exhibit 10-P-1 to Ford's Annual
                   Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference.

Exhibit 4.C    -   Amendment to 1990 Long-Term Incentive Plan (effective as of
                   March 8, 1995).  Filed as Exhibit 10. 2 to Ford's Quarterly
                   Report on Form 10-Q for the quarter ended March 31, 1995 and incorporated herein by reference.

Exhibit 5      -   Opinion of Peter Sherry, Jr., an Assistant Secretary and
                   Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with this
                   Registration Statement.

Exhibit 15     -   Letter from Independent Certified Public Accountants regarding unaudited interim financial information.  Filed with this
                   Registration Statement.

Exhibit 23     -   Consent of Independent Certified Public Accountants.  Filed
                   with this Registration Statement.

Exhibit 24.A   -   Powers of Attorney authorizing signature.  Filed as Exhibit 24.A to Registration Statement No. 333-27993 and incorporated herein by reference.

Exhibit 24.B   -   Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney.  Filed as Exhibit 24.B to
                   Registration Statement No. 333-27993 and incorporated herein by reference.

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